UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23772

Bluerock High Income Institutional Credit Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, 32nd Floor, New York, NY 10105

(Address of principal executive offices) (Zip code)

1-844-819-8287

(Registrant’s telephone number, including area code)

Jason Emala, Esq.

Bluerock Asset Management, LLC

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)

BLUEROCK
High Income
Institutional Credit Fund™

ANNUAL REPORT

SEPTEMBER 30, 2022

Investor Information: 1-844-819-8287

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Bluerock High Income Institutional Credit Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by ALPS Distributors, Inc. | Member FINRA

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Review	7
Index to Financial Statements
Portfolio of Investments	9
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Additional Information	30
Approval of Advisory and Sub-Advisory Agreement	31
Supplemental Information	33
Privacy Policy	35

Annual Update INCEPTION - Q3 2022 (UNAUDITED)

To Our Valued Shareholders:

We are pleased to present the inaugural annual update for the Bluerock High Income Institutional Credit Fund, (“the Fund,” or “High Income Fund”) for the fiscal year ended September 30, 2022.

Building on Bluerock’s 10 Year Interval Fund Track Record

The successful launch of the High Income Fund in June 2022 represents Bluerock’s second offering in the interval fund market and follows the Firm’s flagship institutional real estate product, Bluerock Total Income+ Real Estate Fund. Bluerock seeks to offer investments that have historically shown attractive return profiles, on an absolute basis, relative to risk, and with a meaningful income component. We also seek to offer individuals access to investments historically available only to institutions. We believe that collateral loan obligations (CLOs) and senior secured loans (SSLs) have all the above characteristics, which can be optimized in the interval fund structure.

Bluerock also seeks to identify and partner with subject matter experts that are skilled in their area of focus. We believe WhiteStar, the Fund’s investment subadvisor (“Subadvisor”), not only meets these qualities, but also delivers a distinct advantage for the High Income Fund. The Subadvisor’s management team has decades of experience investing across economic cycles, both in SSL trading as well as originating and managing CLOs as a collateral manager, issuing over $40 billion in CLOs since 2001. WhiteStar’s philosophy of “alpha by selection and avoidance” is anchored in a rigorous investment process in conducting fundamental research and analysis on underlying credit. WhiteStar is the structured credit arm of Clearlake Capital Group, a private equity firm with over $75 billion in assets under management.

High Income Portfolio Review

The Fund acquired a substantial $81.4 million portfolio of nine, income-producing CLO securities with established track records at its inception on June 21, 2022. As of September 30, 2022, the Fund held 12 CLO investments, consisting of 10 CLO equity securities and two debt CLO securities, with a total market value of $85.9 million.

The Fund’s NAV per share as of September 30, 2022 was $25.11 (A-share, no load), up from $25.00 at Fund inception. The Fund was pleased to accrue its first full quarterly distribution through September 30th of this same year, with shareholders invested for the entire quarter to receive a distribution amount of 2.0%, or approximately $0.50 per share (I-shares), annualizing at 8.0%* based on the daily NAV over the trailing quarter.

*The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed, but is expected to represent an annual rate of approximately 8.0% of the Fund’s current net asset value per share. Such distributions are accrued daily and paid quarterly and this distribution policy is subject to change. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit.A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares

CORPORATE HEADQUARTERS | 1345 AVENUE OF THE AMERICAS | 32ND FLOOR | NEW YORK, NY 10105 | 877.826.BLUE (2583) | BLUEROCK.COM

1

ANNUAL UPDATE ( INCEPTION - 3Q 2022 ) | BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND	(UNAUDITED)

Potential Opportunity in Senior Secured Loans Accessed through Collateral Loan Obligations

We believe the CLO market may offer income-seeking investors two principal investment benefits: (1) attractive, historical yields delivered over multiple cycles, and (2) lower realized loss rates when compared to similar fixed income categories. Regarding the first benefit, the CLO equity market has generated approximately 14.8% in average annual yield over the last 20 years, as shown in Figure 1.

Figure 1 - CLO Equity Annual Distribution Yields

Have Averaged Nearly 15% Over the Past 20 Years.

1 Represents yield, not total return

CLO Equity (or CLO equity tranche): The tranche within a CLO that is paid any excess spread. The equity tranche payment is prioritized after all the debt and subordinated tranches.

Source: Kanerai, Intex, Markit, Barclays Research, includes CLO 1.0 and 2.0 broadly syndicated loans. Yields do not include return of principal. Data thru September 2022.

Does not represent total return experienced by investor. Past Performance is not a guarantee of future results.

With regard to the second investment benefit, CLO equity has experienced lower loss rates (a measure of risk which takes into account realized SSL defaults and recovery amounts from defaults) versus comparable investment categories, as shown in Figure 2. We believe the attractive yields and low loss rates have been driven by key structural characteristics of SSLs and CLOs.

SSLs typically have first priority on corporate assets and cash flows (i.e., are senior in the corporate capital structure). Additionally, in the event of default, SSLs are secured by corporate assets, such as cash, receivables, inventory, and property plant and equipment (PP&E). As a result, underlying borrowers are highly incentivized to remain current, with recovery prospects for SSL investors higher than those invested in lower portions of the corporate capital structure. Lastly, investors are less exposed to rising interest rates compared to fixed rate loans, as the SSL yield adjusts based on a predefined benchmark rate, typically LIBOR or SOFR. Thus, if the baseline rate increases (such as is currently occurring), the nominal yield on SSLs increases as well, leading to higher cash flows for investors.

The CLO structure also presents advantageous characteristics. Firstly, a CLO is actively managed — CLO managers (commonly referred to as ‘collateral managers’) are able to dynamically trade the underlying pool of SSLs and potentially add loans they believe may be underpriced relative to their risk or remove loans that are at a higher risk of default. Additionally, structural protections exist that are specific to CLO equity investors. As one example, if a CLO security is close to its maturity date (or wind down period), CLO managers have the option to reset or refinance the security, which can extend the security’s life until a more favorable market environment exists for CLO liquidation. Lastly, CLOs are also subject to mandated diversification requirements for the SSL pool, which reduces concentration by industry, issuer, and other measures. We believe that the characteristics of SSLs and CLOs described above have resulted in lower realized loss rates over the last 25+ years compared to other fixed income categories, as shown in Figure 2.

2

ANNUAL UPDATE ( INCEPTION - 3Q 2022 ) | BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND	(UNAUDITED)

Figure 2 - Average Loss Rates

10-year Rolling Periods (1993-2020)

Market Overview & Outlook

While broader markets have been challenged year to date due to inflation and rising rates, SSLs have outperformed other fixed income categories such as investment-grade corporate credit, high yield corporate credit, and U.S. Treasuries2.

Through the first three months of the Fund’s lifecycle, the portfolio of CLO investments has generated robust cash flows supporting the Fund’s 8% annualized distribution rate. The floating rate nature of SSLs has benefitted CLO investors, as rising rates have generally resulted in additional cash flows to CLO equity holders. While we are mindful of the increased debt service costs rising rates may create, corporate loan borrowers broadly speaking, have solidified their balance sheets post-pandemic, with minimal near term maturities and maintain healthy interest coverage ratios. Furthermore, any SSL prepayments received (which are at par value) may be reinvested in the current market at discounts to par and be accretive to CLO equity investors given the long-term nature of the investment structure. Lastly, seasoned CLO debt tranches acquired on the secondary market may pay attractive yields of low-to-mid double digits when accounting for the current price discount, which may also offer attractive risk-adjusted returns.

Despite the continued broader market uncertainty, we believe that CLOs are well-positioned to effectively navigate the current investment environment given their structural characteristics and long-term financing. We believe the Bluerock High Income Institutional Credit Fund specifically offers investors access to an institutional asset class that historically has delivered high income returns throughout changing economic cycles.

On behalf of the entire Bluerock and WhiteStar investment management teams, we thank you for your support in the Fund.

Bluerock Credit Fund Advisor | WhiteStar Asset Management

2 As measured by the Morningstar LSTA US Leveraged Loan TR Index, the Bloomberg US Corporate TR Index, the Bloomberg US High Yield TR Index, and the Bloomberg US Treasury TR Index, from 10/01/2021 to 09/30/2022.

3

ANNUAL UPDATE ( INCEPTION - 3Q 2022 ) | BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND	(UNAUDITED)

The Fund is invested in multiple CLO positions comprising the following†:

† Data aggregated based on trustee reports for respective CLO holdings and Fund weighted average exposure as applicable. Loan value and percentage exposure based on principal amount of each underlying issuer.

4

ANNUAL UPDATE ( INCEPTION - 3Q 2022 ) | BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND	(UNAUDITED)

Fund Performance: Total Return Periods as of 9.30.2022

		3 MONTH	YEAR-TO-DATE	SINCE INCEPTION
Class A (IIMAX)	No Load	3.22%	2.43%	2.43%
	Load with Max Sales Charge	(2.70%)	(3.47%)	(3.47%)
Class C (IIMCX)	No Load	3.18%	2.39%	2.39%
	Load with Early Withdrawal Charge	2.18%	1.39%	1.39%
Class I (IIMWX)		3.18%	2.39%	2.39%

Inception date for the Fund is 6.21.2022. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll free 844-819-8287 or go online to bluerock.com/hi-fund/performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 3.04% for A-share, 3.79% for C-share and 2.79% for I-Share per the May 27, 2022 prospectus. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2024 to ensure that the net annual fund operating expenses will not exceed 2.60% for A-share, 3.35% for C-share and 2.35% for I-share, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. Results shown reflect the full fee waiver, without which the results would have been lower. The maximum sales charge is 5.75% for A-share. Class C shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Investors may be eligible for a reduction in sales charges. Please see the Fund Prospectus for details.

Underlying portfolio subject to change at any time and should not be considered investment advice. Underlying data as of September 2022. Diversification does not ensure profits.

Definitions

Asset Backed Securities (ABS): Pools of familiar asset types that represent that security’s contractual obligation to pay a distribution.

CLO Equity (or CLO equity tranche): The tranche within a CLO that is paid any excess spread. The equity tranche payment is prioritized after all the debt and subordinated tranches.

Collateralized Loan Obligations (CLOs): Structurally, CLOs are actively managed special purpose vehicles that are formed to manage a portfolio of Senior Secured Loans. The loans within a CLO are predominately limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is strategically diversified across different loans, borrowers, and industries, with limitations on non-U.S. borrowers.

Commercial Mortgage-Backed Securities (CMBS): An asset backed security that’s backed by mortgages on commercial properties.

Investment Grade Bonds (IG Bonds): Bonds that are believed to have a lower risk of default and receive higher ratings by the credit rating agencies namely bonds rated Baa (by Moody’s) or BBB (by S&P and Fitch) or above. These bonds tend to be issued at lower yields than less creditworthy bonds.

Global Collateralized Debt Obligation (CDO): A synthetic investment product that represents different loans originated in numerous different countries bundled together and sold by the lender in the market.

Senior Secured Loans (SSLs): Senior Secured Loans are floating rate credit instruments structured primarily with first-priority liens on the assets of the borrower, including, but not limited to cash, receivables, inventory and PP&E, that serve as collateral in support of the repayment of such debt. Senior Secured Loans are predominately used to fund a company’s growth, financing their business, M&A-related transactions or capital expenditures. Senior Secured Loans typically have the highest priority in receiving payments, ahead of both bondholders and preferred stockholders.

5

Risk Disclosures

Not FDIC Insured | No Bank Guarantee | May Lose Value

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. This is neither an offer to sell nor a solicitation to purchase any security.

Investors should carefully consider the investment objectives, risks, sales charges and expenses of the Bluerock High Income Institutional Credit Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained online by visiting bluerock.com/hi-fund/documents. The prospectus should be read carefully before investing.

Past performance is not a guarantee of future results. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Advisor and Sub-Advisor to allocate effectively the assets of the Fund among the various available investment opportunities. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. There is no guarantee that the Fund’s investment strategies will work under all market conditions. Statements relating to the performance of the Fund contained herein are historical and the Fund’s performance subsequent to the date as of which such statements were made may differ materially. Updated performance data for the Fund is available at bluerockfunds. com/performance.

Please note that the performance data relating to various indices included herein is for informational purposes only. You cannot invest directly in an index. Index performance does not represent actual fund or portfolio performance. Performance of a fund or portfolio may differ significantly from the performance of index holding the same securities. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions would likely reduce returns.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which means the value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.The Fund is “non-diversified” under the Investment Company Act of 1940 and therefore may invest more than 5% of its total assets in the securities of one or more issuers. As such, changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended to be a complete investment program.

Because the Fund invests primarily in debt-anchored instruments and securities, the value of your investment in the Fund may fluctuate with changes in interest rates. The Fund may invest in senior secured debt and CLOs. Substantial increases in interest rates may cause an increase in loan defaults and the value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or uncertainties affecting borrowers generally. There is a risk that the borrowers under the Senior Secured Loans may not make scheduled interest and/or principal payments on their loans and/or debt securities, which may result in losses or reduced cash flow to the Fund, either or both of which may cause the NAV of, or the distributions by, the Fund to decrease. CLOs carry additional risks, including but not limited to (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund’s investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the CLO investment may not be fully understood at the time of investment and may produce disputes with the issuer, holders of senior tranches or other unexpected investment results. In addition, the nature of the Fund’s investment strategy also subjects it to various risks, including credit risk (the debtor may default), liquidity risk (the investment may not be able to be sold at an advantageous time or price) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). All potential investors should read the Risk Factors section of the prospectus for additional information related to the risks associated with an investment in the Fund.

The Bluerock High Income Institutional Credit Fund is distributed by ALPS Distributors, Inc (ALPS). Bluerock Credit Fund Advisor, LLC is not affiliated with ALPS, or WhiteStar Asset Management.

This material is provided for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. Certain information contained herein has been obtained from sources deemed to be reliable, but has not been independently verified. This material represents views as of its date and is subject to change without notice of any kind.

Bluerock High Income Institutional Credit Fund	Portfolio Review
September 30, 2022 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for certain periods ended September 30, 2022, compared to its benchmark:

Bluerock High Income Institutional Credit Fund:	1 Month	Quarter	Since Inception*
Class A
Without Load	1.58%	3.22%	2.43%
With Load(a)	-4.26%	-2.70%	-3.47%
Class C
Without Load	1.54%	3.18%	2.39%
With Load(b)	0.54%	2.18%	1.39%
Class F	1.54%	3.18%	2.39%
Class I	1.54%	3.18%	2.39%
Morningstar LSTA US Leveraged Loan Index	-2.27%	1.37%	0.01%

*	Class A, Class C, Class F and Class I commenced operations June 21, 2022.
(a)	Adjusted for initial maximum sales charge of 5.75%.
(b)	Adjusted for early withdrawal charge of 1.00%.

The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the U.S. leveraged loan market. Investors cannot invest directly in an index or benchmark.

Total returns are calculated using closing Net Asset Value as of September 30, 2022, and may not match returns presented in the Financial Highlights due to adjustments under accounting principles generally accepted in the United States of America.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using closing Net Asset Value as of September 30, 2022. Total returns are calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees. Returns greater than one year are annualized. The Advisor and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Advisor has contractually agreed to waive the base management fees and/or reimburse the Fund for ordinary operating expenses the Fund incurs but only to the extent necessary to maintain the Fund's total annual operating expenses after fee waivers and/or reimbursement (exclusive of any incentive fee, taxes, interest, brokerage commissions, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs), to the extent that such expenses exceed 2.60%, 3.35%, 1.75% and 2.35% per annum of the Fund's average daily net assets attributable to Class A, Class C, Class F and Class I shares, respectively. For the avoidance of doubt, acquired fund fees and expenses are not operating costs and are therefore excluded from the Expense Limitation. In consideration of the Advisor’s agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: any waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three years following the date the waiver or reimbursement occurred (provided the Advisor continues to serve as investment advisor to the Fund), if the Fund is able to make the repayment without exceeding the expense limitation then in effect or in effect at the time of the waiver and the repayment is approved by the Board of Trustees (the “Board”). The Expense Limitation Agreement will remain in effect at least until January 31, 2024, unless and until the Board approves its modification or termination. After January 31, 2024, the Expense Limitation Agreement may be renewed at the Advisor’s and Board's discretion.

Annual Report | September 30, 2022	7

Bluerock High Income Institutional Credit Fund	Portfolio Review
September 30, 2022 (Unaudited)

The Fund’s total gross annual operating expenses, including the expenses of underlying funds and before any fee waiver, are 3.04%, 3.79%, 2.69% and 2.79% for Class A, Class C, Class F and I, respectively, per the May 27, 2022 prospectus and may differ from the ratios presented in the Financial Highlights. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after the purchase. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-844-819-8287.

Bluerock High Income Institutional Credit Fund	Portfolio of Investments
September 30, 2022

Security(a)	Estimated Yield/Interest Rate		Acquisition Date(b)	Maturity Date	Principal	Cost(c)	Value(d)
COLLATERALIZED LOAN OBLIGATIONS (101.82%)(e)
Collateralized Loan Obligations Equity (98.90%)(f)
Carlyle US CLO 2020-2, Ltd., Class SUBA	22.19%		6/23/2022	1/25/2035	$3,500,000	$2,495,951	$2,388,827
CIFC Funding 2022-II, Ltd., Class SUB	18.45%		6/21/2022	4/19/2035	2,500,000	2,137,510	2,116,345
CIFC Funding 2022-IV, Ltd., Class SUB	18.50%		6/21/2022	7/16/2035	3,500,000	3,140,211	3,158,092
Trinitas CLO IV, Ltd., Class SUB	17.09%		6/21/2022	10/18/2028	9,221,150	5,512,351	5,494,634
Trinitas CLO IX, Ltd., Class SUB	16.72%		6/21/2022	1/20/2032	13,000,000	7,921,008	7,837,986
Trinitas CLO V, Ltd., Class SUB	0	%(g)	6/21/2022	10/25/2028	11,999,000	5,533,808	4,757,436
Trinitas CLO VI, Ltd., Class SUB	16.94%		6/21/2022	1/25/2034	35,421,178	24,379,724	24,162,024
Trinitas CLO VII, Ltd., Class SUB	16.45%		6/21/2022	1/25/2035	9,450,000	5,697,916	5,557,375
Trinitas CLO X, Ltd., Class SUB	16.48%		6/21/2022	1/15/2035	22,900,000	17,543,505	17,105,018
Trinitas CLO XII, Ltd., Class SUB	15.73%		6/21/2022	4/25/2033	11,820,000	10,629,002	10,822,747
TOTAL Collateralized Loan Obligations Equity (Cost $84,990,986 )							83,400,484

Collateralized Loan Obligations Debt (2.92%)
Trinitas CLO XVIII, Ltd., Class E	3M LIBOR + 7.05%	9/27/2022	1/20/2035	240,000	194,400	192,878
TSTAT 2022-1, Ltd., Class F	3M SOFR + 10.00%	7/27/2022	7/20/2031	2,500,000	2,281,857	2,266,220
TOTAL Collateralized Loan Obligations Debt (Cost $2,476,257)						2,459,098

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $87,467,243)			85,859,582

SHORT TERM INVESTMENT (0.33%)
Fidelity Government Portfolio, 2.740%(h) (Cost $276,051)	276,051	276,051	276,051

TOTAL INVESTMENTS (102.15%) (Cost $87,743,294)			$86,135,633
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.15%)			(1,809,969)
NET ASSETS (100.00%)			$84,325,664

Common Abbreviations

LIBOR - London Inter-bank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M LIBOR - 3 Month LIBOR as of September 30, 2022 was 3.75%

3M SOFR - 3 Month SOFR as of September 30, 2022 was 3.59%

(a)	The Fund does not "control" nor is an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Fund would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Fund owned 5% or more of its voting securities.
(b)	Acquisition date represents the purchase trade date, or the date the investment was contributed to the Fund at inception.
(c)	Cost represents the initial acquisition cost or the GAAP amortized cost, defined as the initial cost minus any return of principal and/or adjusted for the accretion(amortization) of discounts(premiums).
(d)	Fair value is determined in good faith in accordance with valuation FASB ASC Topic 820 "Fair Value Measurement”.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate market value of those securities was $85,859,582, representing 101.82% of net assets.

The accompanying notes are an integral part of these financial statements.
Annual Report | September 30, 2022	9

Bluerock High Income Institutional Credit Fund	Portfolio of Investments (Continued)
September 30, 2022

(f)	The CLO subordinated notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to CLO debt tranche holders and CLO expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions, and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(g)	As of September 30, 2022, the estimated yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost. CLO is approaching its expected call date.
(h)	The rate shown is the 7-day effective yield as of September 30, 2022.

Portfolio Composition as of September 30, 2022

Percent of Net Assets
Collaterized Loan Obligations Equity	98.90%
Collaterized Loan Obligations Debt	2.92%
Short-Term Investments	0.33%
TOTAL INVESTMENTS	102.15%

Liabilities in Excess of Other Assets	-2.15%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these financial statements.

Bluerock High Income Institutional Credit Fund	Statement of Assets and Liabilities
September 30, 2022

ASSETS
Investments, at value (Cost $87,743,294)	$86,135,633
Receivable for shares sold	5,000
Dividends and Interest receivable	46,183
Receivable due from related-party	175,838
Prepaid offering costs (See Note 2)	205,759
Prepaid expenses and other assets	12,053
Total Assets	86,580,466
LIABILITIES
Payable for investments purchased	194,500
Administration fees payable	32,391
Transfer agency fees payable	10,467
Payable for distributions	1,671,602
Trustees' fees payable	5,000
Accrued expenses and other liabilities	340,842
Total Liabilities	2,254,802

Commitments and Contingencies (See Note 3)

NET ASSETS	$84,325,664
NET ASSETS CONSIST OF
Paid-in capital	$82,400,085
Total distributable earnings	1,925,579
NET ASSETS	$84,325,664
PRICING OF SHARES
Class A:
Net asset value, per share	$25.11
Net assets	$141,657
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,642
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$26.64
Class C:
Net asset value, per share	$25.10
Net assets	$25,100
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,000
Class F:
Net asset value, per share	$25.10
Net assets	$84,108,326
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,350,938
Class I:
Net asset value, per share	$25.10
Net assets	$50,581
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,015

The accompanying notes are an integral part of these financial statements.
Annual Report | September 30, 2022	11

Bluerock High Income Institutional Credit Fund	Statement of Operations
For the Period June 21 2022(a) to September 30, 2022

INVESTMENT INCOME
Interest Income	$3,614,359
Total Investment Income	3,614,359

EXPENSES
Investment Advisory fees	401,732
Incentive fees	541,586
Administrative fees	95,149
Transfer Agency fees	10,467
Shareholder servicing fees:
Class A	21
Class C	17
Distribution fees:
Class C	51
Legal fees	69,535
Audit and tax fees	103,500
Reports to shareholders and printing fees	4,390
Custody fees	4,667
Chief compliance officer fees	10,000
Organizational cost (See Note 2)	104,117
Offering cost (See Note 2)	79,374
Trustees' fees	10,000
Other expenses	13,408
Total Expenses	1,448,014
Less: Fees waived/expenses reimbursed by Advisor (See Note 3)	(1,448,014)
Net Expenses	–
Net Investment Income	3,614,359
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net change in unrealized appreciation/(depreciation) on investments	(1,607,661)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(1,607,661)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,006,698

(a)	The Fund commenced operations on June 21, 2022.

The accompanying notes are an integral part of these financial statements.
12

Bluerock High Income Institutional Credit Fund	Statements of Changes in Net Assets

For the Period June 21, 2022(a) to September 30, 2022
OPERATIONS:
Net investment income	$3,614,359
Net change in unrealized depreciation on investments	(1,607,661)
Net Increase in Net Assets Resulting from Operations	2,006,698

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(32)
From return of capital	(624)
Class C
From distributable earnings	(24)
From return of capital	(474)
Class F
From distributable earnings	(81,025)
From return of capital	(1,588,649)
Class I
From distributable earnings	(38)
From return of capital	(736)
Total Distributions to Shareholders	(1,671,602)

BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	141,808
Class C
Shares sold	25,000
Class F
Shares sold	83,773,460
Class I
Shares sold	50,300
Net Increase in Net Assets Derived from Beneficial Interest Transactions	83,990,568
Net increase in net assets	84,325,664
NET ASSETS:
Beginning of Period	–
End of Period	$84,325,664

(a)	The Fund commenced operations on June 21, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2022	13

Bluerock High Income Institutional Credit Fund	Statements of Changes in Net Assets

For the Period June 21, 2022(a) to September 30, 2022
Other Information
Share Transactions:
Class A
Beginning shares	–
Shares sold	5,642
Net increase in shares outstanding	5,642
Ending shares	5,642
Class C
Beginning shares	–
Shares sold	1,000
Net increase in shares outstanding	1,000
Ending shares	1,000
Class F
Beginning shares	–
Shares sold	3,350,938
Net increase in shares outstanding	3,350,938
Ending shares	3,350,938
Class I
Beginning shares	–
Shares sold	2,015
Net increase in shares outstanding	2,015
Ending shares	2,015

(a)	The Fund commenced operations on June 21, 2022.

The accompanying notes are an integral part of these financial statements.
14

Bluerock High Income Institutional Credit Fund	Statement of Cash Flows

For the Period June 21, 2022(a) to September 30, 2022
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$2,006,698
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(4,717,400)
Net purchases of short-term investment securities	(276,051)
Net change in unrealized appreciation/(depreciation) on investments	1,607,661
Discount accreted, net	(1,206,883)
(Increase)/Decrease in Assets:
Dividends and interest receivable	(46,183)
Receivable due from related-party	(175,838)
Prepaid offering costs	(205,759)
Prepaid expenses and other assets	(12,053)
Increase/(Decrease) in Liabilities:
Administrative fees payable	32,391
Transfer agency fees payable	10,467
Trustees' fees payable	5,000
Accrued expenses and other liabilities	340,842
Net Cash Used in Operating Activities	(2,637,108)

Cash Flows from Financing Activities:
Proceeds from shares sold	2,637,108
Net Cash Provided by Financing Activities	2,637,108

Net Change in Cash	–

Cash Beginning of Period	$–
Cash End of Period	$–

Non-cash financing activities not included herein consist of
investments received in exchange for issuance of Class F Shares.	$81,348,460

(a)	The Fund commenced operations on June 21, 2022.

The accompanying notes are an integral part of these financial statements.
Annual Report | September 30, 2022	15

Bluerock High Income Institutional Credit Fund - Class A	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Period June 21, 2022 to September 30, 2022 (a)
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.09
Net change in unrealized gain/(loss) on investments	(0.48)
Total from investment operations	0.61

DISTRIBUTIONS:
From net investment income	(0.02)
Return of capital	(0.48)
Total distributions	(0.50)

Net asset value, end of period	$25.11
TOTAL RETURN(c)	2.43	%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$142
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	7.61	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.00	%(f)
Ratio of net investment income to average net assets	15.94	%(f)

Portfolio turnover rate	0	%(d)

(a)	Class A commenced operations on June 21, 2022.
(b)	Per share amounts are calculated using the average shares method.
(c)	Total return is historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not absorbed a portion of the Fund expenses, total return would have been lower.
(d)	Not annualized.
(e)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

16

Bluerock High Income Institutional Credit Fund - Class C	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Period June 21, 2022 to September 30, 2022 (a)
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.08
Net change in unrealized gain/(loss) on investments	(0.48)
Total from investment operations	0.60

DISTRIBUTIONS:
From net investment income	(0.02)
Return of capital	(0.48)
Total distributions	(0.50)

Net asset value, end of period	$25.10
TOTAL RETURN(c)	2.39	%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$25
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	7.31	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.00	%(f)
Ratio of net investment income to average net assets	15.76	%(f)

Portfolio turnover rate	0	%(d)

(a)	Class C commenced operations on June 21, 2022.
(b)	Per share amounts are calculated using the average shares method.
(c)	Total return is historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total return would have been lower.

(d)	Not annualized.
(e)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2022	17

Bluerock High Income Institutional Credit Fund - Class F	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Period June 21, 2022 to September 30, 2022 (a)
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.08
Net change in unrealized gain/(loss) on investments	(0.48)
Total from investment operations	0.60

DISTRIBUTIONS:
From net investment income	(0.02)
Return of capital	(0.48)
Total distributions	(0.50)

Net asset value, end of period	$25.10
TOTAL RETURN(c)	2.39	%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$84,108
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	6.31	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.00	%(f)
Ratio of net investment income to average net assets	15.75	%(f)

Portfolio turnover rate	0	%(d)

(a)	Class F commenced operation on June 21, 2022.
(b)	Per share amounts are calculated using the average shares method.
(c)	Total return is historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total return would have been lower.
(d)	Not annualized.
(e)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

Bluerock High Income Institutional Credit Fund - Class I	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Period June 21, 2022 to September 30, 2022 (a)
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.08
Net change in unrealized gain/(loss) on investments	(0.48)
Total from investment operations	0.60

DISTRIBUTIONS:
From net investment income	(0.02)
Return of capital	(0.48)
Total distributions	(0.50)

Net asset value, end of period	$25.10
TOTAL RETURN(c)	2.39	%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$51
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	6.22	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.00	%(f)
Ratio of net investment income to average net assets	15.78	%(f)

Portfolio turnover rate	0	%(d)

(a)	Class I commenced operations on June 21, 2022.
(b)	Per share amounts are calculated using the average shares method.
(c)	Total return is historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total return would have been lower.
(d)	Not annualized.
(e)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2022	19

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements
September 30, 2022

1.  ORGANIZATION

The Bluerock High Income Institutional Credit Fund (the "Fund" or the "Trust") was organized as a Delaware statutory trust on August 19, 2021 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund's investment advisor is Bluerock Credit Fund Advisor, LLC (the "Advisor"). WhiteStar Asset Management LLC (the "Sub-Advisor" and/or "WhiteStar") serves as the Fund's investment sub-advisor, pursuant to the Sub-Advisor Agreement with the Advisor. The Fund's primary investment objective is to generate high current income, while secondarily seeking attractive, long-term risk-adjusted returns with low correlation to the broader markets.

The Fund pursues its investment objective by investing, directly or indirectly, in senior secured loans ("Senior Secured Loans"). The Fund may purchase Senior Secured Loans directly in the primary or secondary market and will invest in them indirectly by purchasing various tranches, including senior, junior and equity tranches, of entities that own a diversified pool of Senior Secured Loans known as Collateralized Loan Obligations, or "CLOs", (collectively with Senior Secured Loans, "Target Securities"). The Fund may invest in any structure where the primary collateral or assets are Target Securities. The Fund will generally focus its investment activities on U.S. dollar -denominated loans that (i) are broadly syndicated and made to U.S. companies, (ii) are senior in the capital structure with a priority claim on assets and cash flow of the underlying borrower, (iii) are primarily secured by first priority liens on assets of the underlying borrowers, (iv) are rated BB+ or below, known as "below investment grade" or "junk", or are unrated (v) are floating rate to provide some protection against rising interest rates, (vi) have loan to value ratios generally in the 40 – 60% range at origination, and (vii) in CLOs that own such loans and additionally (a) are diversified by issuer, industry and geography, (b) have senior tranches with high credit ratings in order to maximize excess spread, (c) have attractive risk-adjusted spreads, and (d) are actively managed by experienced CLO collateral managers, including Trinitas Capital Management, LLC ("Trinitas") or other advisors who may also be associated with the Sub-Advisor. Securities which are "below investment grade" or "junk" are predominantly speculative in nature.

The Fund commenced operations on June 21, 2022. The Fund currently offers Class A, Class C, Class F and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C shares, Class F shares and Class I shares are not subject to sales charges. The minimum initial investment by a shareholder for Class A shares is $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts. Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. The minimum initial investment by a shareholder for Class C shares is $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and retirement plan accounts. Class C shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. The minimum initial investment for Class I shares is $1,000,000, while subsequent investments may be made with any amount. There is no minimum initial investment amount for Class F shares. Class F shares are not publicly available for purchase.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are governed by accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and unrealized gain/(loss) on investments for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services – Investment Companies.”

A. Valuation of Investments – Fund investments are recognized at fair value, and subsequent changes in fair value are recognized in unrealized appreciation/(depreciation) on investments in the Statement of Operations. Fund investments are valued in accordance with ASC 820 "Fair Value Measurement", and governed by the Fund's valuation policies. The Fund's Board of Trustees (the "Board") has named the Advisor as its valuation designee. As the valuation designee, the Advisor executes the Fund's valuation policies. The Board reviews the execution of this process at least annually to assure the process produces reliable results. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, several factors may be considered, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund's third-party valuation consultants. The Advisor will attempt to obtain current information to value all fair valued securities.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund, including the Fund's investments in CLOs. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

20

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements
September 30, 2022

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments in accordance with FASB ASC Topic 820 "Fair Value Measurement". The framework establishes a hierarchy that prioritizes inputs to valuation methods, which the Fund utilizes on a recurring basis. The three levels of input are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the period ended September 30, 2022, maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2022 for the Fund's investments measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations	$–	$–	$85,859,582	$85,859,582
Short Term Investments	276,051	–	–	276,051
TOTAL	$276,051	$–	$85,859,582	$86,135,633

Annual Report | September 30, 2022	21

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements
September 30, 2022

The following table shows the aggregate changes in fair value of our Level 3 investments during the period ended September 30, 2022.

Asset Type	Balance as of June 21, 2022(a)	Accrued Discount/ premium	Change in Realized Gain/ (Loss)	Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Balance as of September 30, 2022	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2022
Collateral Loan	$–	$1,206,883	$–	$(1,607,661)	$86,260,360	$–	$85,859,582	$(1,607,661)
Obligations	$–	$1,206,883	$–	$(1,607,661)	$86,260,360	$–	$85,859,582	$(1,607,661)

(a)	Fund commenced operations on June 21, 2022.

A.1. Valuation of Collateralized Loan Obligations – The Fund primarily invests in junior debt and equity tranches of CLOs. With respect to CLOs, the Fund has engaged an independent third-party valuation specialist to assist in estimating fair value for such securities in circumstances where a market price is not readily available. The factors that may be considered with respect to the valuation of CLOs include: loan terms and covenants, loan duration, contract (coupon) rate, rate structure, quality of collateral, debt service coverage ratio, prevailing interest rates, borrower's ability to adequately service its debt, loan prepayment rate, loan default rate, loan default recovery percentage, recent loan ratings migration, average loan prices in secondary market, pipeline of new issue CLO issuance, environment of high-yield bond markets, market interest rate sentiment, and other factors deemed applicable. All of these factors may be subject to adjustments based upon the particular circumstances of a security or the Fund's actual investment position. In addition, the Advisor considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, payment defaults, if any, and covenant cushions. In periods of illiquidity and volatility, the Advisor may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios.

The Advisor categorizes CLO investments as a Level 3 investment. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO investments in which the Fund invests. The Advisor incorporates the prices from a third-party valuation specialist to estimate the fair value of CLO investments. Estimates are based on detailed information on the characteristics of each CLO, including recent information about the underlying senior secured loans and CLO debt liabilities from data sources such as trustee reports, in order to project future cash flows in a consistent and transparent manner.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level 3 of the fair value hierarchy as of September 30, 2022. In addition to the technique and inputs noted in the table below, the Advisor may use other valuation techniques and methodologies when determining the Fund's fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund's fair value measurements as of September 30, 2022. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Asset Class	Fair Value (USD) at 09/30/2022	Valuation Technique/Methodologies	Unobservable Inputs	Range/Weighted Average(1)
Collaterized Loan Obligations	$ 85,859,582	Discounted Cash Flows	Annual Default Rate	0.60% - 2.00% / 1.72%
			Annual Prepayment Rate	25.00%
			Reinvestment Price	$95.00 - $99.50 / $98.61
			Recovery Rate	70.00%
			Expected Yield	14.50% - 26.66% / 16.80%

(1)	Weighted average calculations are based on the fair value of investments as of September 30, 2022.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (or lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements
September 30, 2022

A.2. Valuation of Other Investments – Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund will generally focus its investments in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. The Fund currently invests a portion of its assets, including excess cash, in a short term money market fund, which is valued at NAV on a daily basis and categorized as Level 1 in the heirarchy. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

B. Security Transaction, Investment Income Recognition and Expenses – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income from short term money market investments is recorded on an accrual basis. Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. Generally, if the Fund does not expect the borrower to be able to service its debt and other obligations, the Fund will, on a discretionary basis, place the debt investment on non-accrual status and will generally cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual debt investments to accrual status when past due principal and interest is paid and, in the Fund's judgment, the payments are likely to remain current. As of September 30, 2022, the Fund had no non-accrual debt investments in its portfolio. Interest income from investments in CLO equity is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. Interest income from CLO equity investments is monitored on an ongoing basis and is updated periodically to account for any change in expected future cash flows. Any difference between the actual cash received from CLO equity investments and the income recognized by the Fund is recorded as an adjustment to the cost basis of the investment.

C. Organizational and Offering Costs – All costs incurred by the Fund in connection with its organization and offering that have been paid by the Advisor will be subject to reimbursement as described in Note 3. Organizational costs are charged to expenses as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter amortized over a 12 month period using the straight line method. For the period ended September 30, 2022, the Fund amortized $79,374.

D. Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits is expected to be taken in the Fund’s 2022 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended September 30, 2022, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

E. Distributions to Shareholders – Distributions from investment income are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

F. Indemnification – The Trust indemnifies its officers, trustees and distributor for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

G. Recent Accounting Pronouncements – In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The amendments in ASU 2020-04 provide optional expedients and exceptions for applying GAAP to certain contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued due to reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, “Reference Rate Reform (Topic 848),” which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective as of March 12, 2020 through December 31, 2022. The Fund is continuing to evaluate the impact of adopting ASU N0. 2020-4 and 2021-01 on its financial statements. Given its current holdings, the Fund does not expect a material impact at this time.

Annual Report | September 30, 2022	23

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements
September 30, 2022

3.   RELATED-PARTY TRANSACTIONS, SERVICE PROVIDERS AND TRUSTEE COMPENSATION

A. Related Party Transactions

Investment Advisory Agreement – Pursuant to an investment management agreement between the Trust and the Advisor, (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Advisor. Under the terms of the Advisory Agreement, the Advisor is entitled to receive a fee consisting of two components — a base management fee and an incentive fee. The base management fee is calculated and payable monthly in arrears at the annual rate of 1.75% of the average value of the Fund’s daily net assets during such period. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 20% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s daily net assets, equal to 2.0% per quarter (or an annualized hurdle rate of 8.0%), subject to a “catch-up” feature, which allows the Advisor to recover foregone incentive fees that were previously limited by the hurdle rate. For these purposes, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s quarterly operating expenses (including the base management fee, expenses reimbursed to the Advisor or Sub-Advisor and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). For the year ended September 30, 2022, the Advisor earned a base management fee of $401,732 and incentive fees of $541,586. No incentive fees were paid by the Fund during the period as the Advisor voluntarily waived or absorbed all fees during the period.

Sub-advisory services are provided to the Fund pursuant to the Sub-Advisory Agreement between the Advisor and WhiteStar. Under the terms of the Sub-Advisory Agreement, the Sub-Advisor is paid 50% of the net investment advisory fees paid to the Advisor by the Fund pursuant to the investment advisory agreement between the Fund and the Advisor. The compensation is not an expense of the Fund.

Expense Limitation Agreement – The Advisor and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Advisor has contractually agreed to waive its base management fees and to pay or absorb the ordinary operating expenses of the Fund (including offering and organizational expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, incentive fees, and extraordinary expenses), to the extent that such expenses exceed 2.60%, 3.35%, 1.75% and 2.35% per annum of the Fund's average daily net assets attributable to Class A shares, Class C shares, Class F shares and Class I shares, respectively (the “Expense Limitation”). In consideration of the Advisor’s agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date which they were occurred; (2) the reimbursement may not be made if it would cause the current, or then in effect Expense Limitation to be exceeded; and (3) the reimbursement is approved by the Board. The Expense Limitation Agreement will be effective from the date of the Fund’s registration, which was effective June 21, 2022, until January 31, 2024, unless and until the Board approves its modification or termination. After January 31, 2024, the Expense Limitation Agreement may be renewed at the Advisor’s and Board's discretion. As of September 30, 2022, the organizational expenses recoverable by the Advisor under the Agreement are $104,117. For the period from August 19, 2021 (Organization of Fund) to September 30, 2022, the Advisor paid $48,388 of offering costs on behalf of the Fund. The Advisor’s ability to recover organizational and offering costs, subject to the terms of the Expense Limitation Agreement, will expire within the three years following the date the waiver or reimbursement occurred. For the period ended September 30, 2022, the Advisor waived $401,732 pursuant to the Expense Limitation Agreement, which is subject to recoupment per the terms aforementioned.

In addition to the Expense Limitation Agreement described above, the Advisor voluntarily waived or absorbed all of the operating expenses of the Fund from the commencement of Fund operations through September 30, 2022, which amounted to $1,046,282. Operating expenses voluntarily waived or absorbed by the Advisor during the aforementioned period are not subject to recoupment by the Advisor. The Advisor may continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time.

B. Service Providers – ALPS Fund Services, Inc. (“ALPS”) provides administrative, fund accounting, compliance and other services to the Fund for a monthly administration fee based on the greater of an annual minimum fee or an asset based fee, which scales downward based upon average daily net assets.

UMB Bank, N.A (“Custodian”), with principal offices at 1010 Grand Boulevard, Kansas City, Missouri 64106, serves as the Fund’s custodian.

DST Systems, Inc. ("DST"), serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

24

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements
September 30, 2022

The distributor of the Fund is ALPS Distributors, Inc. (the “Distributor”). The Distributor acts as an agent for the Fund and the distributor of its shares. The Board has adopted, on behalf of the Fund, a Shareholder Services Plan and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect to clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund pays up to 0.25% per year of the average daily net assets of each of Class A and Class C shares for such services. Class F shares and Class I shares are not subject to a shareholder servicing fee. Under the Distribution Plan, the Fund pays 0.75% per year of its average daily net assets for such services for Class C shares. Class A Shares, Class F shares, and Class I shares are not subject to a distribution fee. Fees under the Distribution Plan are disclosed in the Statement of Operations for the period June 21, 2022 (commencement of operations) to September 30, 2022.

C. Trustee Compensation – Each Trustee who is not affiliated with the Trust or the Advisor receives an annual fee of $10,000, paid quarterly, of which $5,000 is paid in cash and the remaining is paid in the equivalent amount of the Fund shares, as well as reimbursement for any reasonable expenses incurred attending the meetings.

4.  INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended September 30, 2022, amounted to $86,260,360 (of which $81,348,460 consist of investments received in exchange for issuance of Class F Shares) and $0, respectively.

5.  REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of the shares outstanding on the Repurchase Request Deadline which is the date the repurchase off ends (as defined in the Fund’s prospectus). The Board shall determine the quarterly repurchase offer amount. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases. During the period ended September 30, 2022, there were no repurchase offers completed by the Fund.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Fund's distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions is not fixed (and all or a portion of a distribution may consist of a return of capital), but is expected to represent an annual rate of approximately 8.0% of the Fund's current net asset value per share. Such distributions are accrued daily (Saturdays, Sundays and holidays included) and paid quarterly. This distribution policy is subject to change. Unless a shareholder elects otherwise, the shareholder's distributions will be reinvested in additional shares of the same class under the Fund's dividend reinvestment policy. Shareholders who elect not to participate in the Fund's dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Distributions are made at the class level, so they may vary from class to class within the Fund. For the period ended September 30, 2022, the Fund accrued dividends of $1,671,602, which were all reinvested in shares subsequent to September 30, 2022.

The tax character of Fund distributions for the following years was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2022	$81,119	$–	$1,590,483

As of September 30, 2022, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
$2,495,912	$(570,333)	$1,925,579	$84,210,054

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to Qualified Electing Funds and partnerships.

Annual Report | September 30, 2022	25

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements
September 30, 2022

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

(Over)/Undistributed Ordinary Income	Net unrealized appreciation on investments	Total
$–	$1,925,579	$1,925,579

7.  EARLY WITHDRAWAL CHARGE

Class A shareholders and Class C shareholders who tender for repurchase shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price with respect to such shares. The early withdrawal change does not apply to shares that were acquired through reinvestment of distributions or in connection with the death or disability of the shareholder. The early withdrawal change is paid directly to the Fund. For the period ended September 30, 2022, the Fund did not receive any such fees.

8.  RISKS AND UNCERTAINTIES

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Collateralized Loan Obligation (CLO) Risk. In addition to the general risks associated with investments in debt instruments and securities discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund’s investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the CLO investment may not be fully understood at the time of investment and may produce disputes with the issuer, holders of senior tranches or other unexpected investment results.

In addition, CLOs and other structured products are often governed by a complex series of legal documents and contracts, which define the class or tranche of each investment, and may also increase the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. In a typical CLO, the capital structure would include approximately 90% debt, of which over 85% is generally investment grade, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s junior debt tranche and equity tranche. The Fund may acquire CLO investments in such equity and junior debt securities, which are subordinate to more senior tranches of the CLO. Such CLO equity and junior debt securities are therefore subject to increased risk of default relative to the holders of more senior tranches of the CLO. The Fund’s investment in equity tranches of CLO securities will be in the first loss position and junior debt tranches typically will be subordinate to more senior positions with respect to realized losses on the assets of the CLOs in which it is invested.

In connection with a primary issuance of a CLO, the structure of the CLO allows the CLO manager to purchase additional collateral (loans) for the CLO after the closing date of the Fund’s investment (the “Warehouse Period”). During the Warehouse Period, the price and availability of additional collateral may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire additional collateral that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to its effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment, resulting in a loss.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the holders of the junior debt tranche and the equity tranche would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, in connection with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s investments in Senior Secured Loans in CLOs may be riskier and less transparent to the Sub-Advisor than direct investments in the underlying companies. The Sub-Advisor cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There is limited control of the administration and amendment of Senior Secured Loans in CLOs. Senior Secured Loans in CLOs may be sold and replaced resulting in a loss to the Fund.

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements
September 30, 2022

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to defaults under the Senior Secured Loans in which the CLO has invested, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem senior tranches or to purchase additional collateral for all tranches, until the ratios again exceed the minimum required levels or any the senior tranches of CLO debt are repaid in full. The Fund’s investments in CLOs or Senior Secured Loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets and/or returns.

The Fund may recognize “phantom” taxable income (due to allocations of profits or cancellation of debt, which results in recognition of taxable income regardless of whether a corresponding amount of cash is actually received) from its investments in these subordinated tranches of CLOs and structured notes. The CLOs in which the Fund invests may constitute Passive Foreign Investment Companies (“PFICs”). If the Fund acquires shares in a PFIC (including in CLOs that are PFICs), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether it receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its status as a Regulated Investment Company ("RIC").

Market Risk. An investment in the Fund's shares is subject to investment risk, including the possible loss of the entire principal amount invested. The value of Fund investments, like other market investments, may move up or down, sometimes rapidly and unpredictably, which will subject shareholders to risk. In addition, the Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the performance, value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Debt Securities and Interest Rate Risks. Because the Fund invests primarily in debt-anchored instruments and securities, the value of your investment in the Fund may fluctuate with changes in interest rates. Typically, a rise in market interest rates will cause a decline in the value of fixed rate or other debt instruments. If market interest rates increase, there is a significant risk that the value of the Fund’s investment in fixed rate debt securities may fall, and that it may be more difficult for the Fund to raise capital. Related risks include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Credit Risk. It is possible that the borrowers under the Senior Secured Loans may not make scheduled interest and/or principal payments on their loans and/or debt securities, which may result in losses or reduced cash flow to the Fund, either or both of which may cause the Net Asset Value of, or the distributions by, the Fund to decrease. In addition, the credit quality of securities held by the Fund may fall if the underlying borrowers’ financial condition deteriorates. This also may negatively impact the value of and the Fund’s returns on its investment in such securities.

Prepayment Risk. Debt securities may be subject to prepayment risk because borrowers are typically able to repay their debt obligations prior to maturity principal. Consequently, a debt security's maturity may be longer or shorter than anticipated. When interest rates fall, debt obligations tend to be refinanced or otherwise paid off more quickly than originally anticipated. If that occurs with respect to the Fund’s investments, the Fund may have to invest the prepaid proceeds in securities with lower yields. When interest rates rise, obligations will tend to be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher comparable or yields. For certain investments, lower-than-expected prepayment rates may expose investments in the junior tranches of CLOs to credit risks for longer periods of time.

LIBOR Risk. The Fund invests in Target Securities that may have floating or variable rate calculations for payment obligations or financing terms based on the London Interbank Offered Rate (LIBOR), which historically has been the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. It was originally anticipated that LIBOR would be discontinued by the end of 2021 and would cease to be published after that time. Although many LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition to an alternative rate. The impact of transition to an alternative rate on the Fund's portfolio remains uncertain. There can be no guarantee that financial instruments that transition to an alternative reference rate will retain the same value or liquidity as they would otherwise have had.

Annual Report | September 30, 2022	27

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements
September 30, 2022

Below Investment Grade Risk. Lower-quality debt investments, known as “below investment grade” or “junk”, are speculative and present greater risk than investments of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these investments and reduce the Fund’s ability to sell its investments. Additionally, high yield issuers may seek bankruptcy protection which will delay resolution of creditor claims and may eliminate or materially reduce liquidity. The Sub-Advisor’s assessment of an issuer’s credit quality may prove incorrect and the Fund could suffer losses.

Liquidity Risk – Underlying Investments. The Fund's investments, such as in Target Securities, are subject to liquidity risk. This liquidity risk exists because particular investments of the Fund may be difficult to sell, possibly preventing the Fund from selling them at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices, in order to satisfy its 5% quarterly repurchase obligations.

Leveraging Risk. The Fund is authorized to use leverage for investment purposes and to satisfy redemption requests. The use of leverage will cause the Fund to incur additional expenses and may significantly magnify the Fund's losses in the event of adverse performance of the Fund’s underlying investments.

9. SUBSEQUENT EVENTS

The Fund completed a quarterly repurchase offer on November 7, 2022, which resulted in no shares being repurchased.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Except as stated above, management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Bluerock High Income	Report of Independent Registered
Institutional Credit Fund	Public Accounting Firm

Shareholders and Board of Trustees

Bluerock High Income Institutional Credit Fund

New York, NY

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Bluerock High Income Institutional Credit Fund (the “Fund”), including the portfolio of investments, as of September 30, 2022, and the related statements of operations, changes in net assets and cash flows for the period from June 21, 2022 (commencement of operations) to September 30, 2022, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for the period from June 21, 2022 (commencement of operations) to September 30, 2022. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations, changes in its net assets and its cash flows for the period from June 21, 2022 (commencement of operations) to September 30, 2022, and the financial highlights for the period from June 21, 2022 (commencement of operations) to September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund's auditor since 2022.

New York, NY

November 29, 2022

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

Annual Report | September 30, 2022	29

Bluerock High Income Institutional Credit Fund	Additional Information
September 30, 2022 (Unaudited)

1.  PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 844-819-8287 or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 844-819-8287, or on the SEC’s website at http://www.sec.gov.

2.  QUARTERLY PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the first and third quarters of each fiscal year. The filings are available upon request by calling 844-819-8287. Furthermore, you may obtain a copy of the filings on the SEC’s website at https://www.sec.gov.

30

Bluerock High Income	Approval of Advisory and
Institutional Credit Fund	Sub-Advisory Agreement
September 30, 2022 (Unaudited)

In connection with a meeting held on March 2, 2022, the Board of Trustees (the “Board” or the “Trustees”) of the Bluerock High Income Institutional Credit Fund (the “Fund” or the “Trust”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”) as that term is defined in the 1940 Act, discussed the approval of the investment advisory agreement (the “Advisory Agreement”) between Bluerock Credit Fund Advisor, LLC (the “Advisor” or “BCFA”) and the Trust, and the approval of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between WhiteStar Asset Management, LLC (the “Sub-Advisor”) and the Advisor, with respect to the Fund. In considering the approval of the Agreements, the Board received materials specifically relating to the Fund and the Agreements.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Agreements and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Agreements.

Advisory Agreement

Nature, Extent and Quality of the Services: The Independent Trustees noted that the key individuals servicing the Fund had impressive credentials with many years of experience in the financial services industry, a strong track record professionally managing registered fund offerings including interval funds, and that the Fund would benefit from their experience and expertise. The Trustees took particular note of the performance of Bluerock Total Income+ Real Estate Fund (the “Real Estate Fund”), managed by an affiliate of the Advisor, which had the highest risk-adjusted returns since inception of any real estate fund tracked by Morningstar. The Independent Trustees noted that the Advisor (and its affiliates) had reported no material compliance issues, no regulatory issues, the affiliated Advisor had demonstrated that it had focused on risk mitigation in its fund strategies, and had actively managed different risk types, and has significant experience working with sub-advisors. The Trustees concluded that Fund management had demonstrated that it was focused on providing a high quality of service to the Fund and its shareholders.

Investment Performance: The Trustees noted that the Advisor had not managed this strategy before so the Trustees could not rely on a track record in this strategy. However, the Trustees noted their familiarity with the investment performance of the Real Estate Fund. The Trustees concluded that, based on the ability of Bluerock Fund Advisor, LLC (“BFA”) to execute on the objectives of the Real Estate Fund and effectively manage various sub-advisors and the overlap in personnel between BFA and BCFA, the Advisor had demonstrated the ability to generate reasonable returns to shareholders.

Costs of Services and Profits, and Fees: The Trustees noted that the proposed base management fee of 1.75% and the proposed performance fee of 20% of net investment income above an 8% annual performance return hurdle, whereas the peer group average management fee was 1.97% for similar credit funds, and 1.66% for interval funds generally. They further noted that the Advisor would retain 0.875%, or half, of the base management fee, with the balance paid to the Sub-Advisor. The Trustees discussed that a significant number of peer funds charge an advisory fee greater than 1.75%, a significant number of peer funds charge a performance fee of 20% over a hurdle range of 6% to 9% annual returns. The Trustees also noted that the Advisor would take on substantial entrepreneurial risk by launching the Fund, including the costs associated with regulatory compliance, financial reporting, providing officers to the Fund, directing activities of the administrator, negotiating contracts, among many other expenses associated with managing the Fund. The Trustees concluded that the proposed fees for managing the Fund were reasonable and not inconsistent with fees charged by peer funds, and that the allocation of fees between the Advisor and Sub-Advisor were reasonable given their respective duties and other factors.

Economies of Scale: The Trustees noted that the Advisor expected a significant loss for the first year of the Fund’s operation, and reasonable profits in year two. They discussed that the Advisor would enter into an Expense Limitation Agreement (“ELA”) with the Fund through January 2024, the Advisor and Sub-Advisor had agreed to share in the obligation to pay Fund expenses over the cap. They agreed that the expense limitation would provide shareholders with some of the benefits of a larger Fund before assets reach those levels.

Sub-Advisory Agreement

Nature, Extent and Quality of the Services: The Trustees noted that the Sub-Advisor’s investment team that would service the Fund had impressive credentials, with many years of experience in the financial services industry, a strong track record professionally managing investment vehicles with similar investment strategies as the Fund, and that the Fund would benefit from their experience and expertise. The Trustees noted that the Sub-Advisor’s approach to analysis and selection of quality collateralized loan obligations (“CLO”) investments, its frequent review and monitoring of existing investments for emerging and future risks, and its methodology on seeking best execution were robust. The Trustees also considered that the Sub-Advisor had no material compliance issues, no regulatory issues and no litigation to report. The Trustees concluded that the Sub-Advisor had the resources and experience to provide high quality of service to the Fund and its shareholders.

Annual Report | September 30, 2022	31

Bluerock High Income	Approval of Advisory and
Institutional Credit Fund	Sub-Advisory Agreement
September 30, 2022 (Unaudited)

Investment Performance: The Trustees noted that the Sub-Advisor’s CLO composite returns across its various investment vehicles, each substantially exceeded the one-year performance of their primary benchmark, the BAML HY Index. The Trustees also noted that the Sub-Advisor’s CLO investment vehicles with performance data that exceeds five years (from September 2015, onward), each substantially exceeded the five-year performance benchmark of the BAML HY Index. The Trustees concluded that the Sub-Advisor had demonstrated the ability to generate reasonable returns to shareholders consistent with the strategy of the Fund.

Costs of Services and Profits, and Fees: The Trustees noted that the proposed base management fee of 1.75% plus the proposed performance fee of 20% of net investment income, and that the Sub-Advisor will receive half of the management fee. They considered the fees charged by the Sub-Advisor for other accounts compared to the fee paid by the Advisor. They considered that the Sub-Advisor estimated earning profits in year two of the Fund’s operations, but that the profits were reasonable and not excessive. The Trustees concluded that the proposed fees for managing the Fund was unreasonable.

Economies of Scale: The Trustees noted that the Sub-Advisor expected a significant loss for the first year of the Fund’s operation, and reasonable profits in year two. They agreed to monitor the issue of economies of scale and consider at the first renewal of the Advisory and Sub-Advisory Agreement.

32

Bluerock High Income Institutional Credit Fund	Supplemental Information
September 30, 2022 (Unaudited)

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held By Trustee During Last Five Years
Bobby Majumder, 1968	Trustee Since March, 2022	Partner, Frost Brown Todd, LLP (2021 to present), Partner, Reed Smith LLP (May 2019- 2021); Partner, Perkins Coie LLP (2013 – May 2019); Partner.	2	Bluerock Residential Growth REIT, Inc. (2009 – Present); Bluerock Total Income+ Real Estate Fund (2012 – Present).
Sori Farsheed, 1956	Trustee Since May, 2022	Managing Director, Head of Distribution, iCap Equity (financial services company) (June 2022 – present); Executive Director of Strategic Partnerships, Institute for Portfolio Alternatives (financial services company) (January 2020 – November 2020); Executive Vice President, Head of Business Development, AXIO Financial, Inc. (financial services company) (May 2018 – August 2019); Executive Vice President, Head of Relationship Management, Bluerock Capital Markets, LLC (April 2012 – February 2018).	1
Kamal Jafarnia, 1966	Trustee Since March, 2022	General Counsel for Lonsdale Digital Management, Inc.. (fintech and investment management firm) (2021- present); General Counsel and CCO for Artivest Holdings and Altegris Investment Management (fintech enablement platform) (2018- 2021); Attorney at Law at Kamal Jafarnia (2018 - 2018); Managing Director for Legal and Business Development for Provasi Capital Partners, LP (investment management firm) (2017 – 2018); General Counsel and CCO for WP Carey, Inc. (investment management firm) (2014 – 2017).	2	Ashford Hospitality Trust, Inc. (2013 - Present); Bluerock Residential Growth REIT, Inc. (2019 – Present); Bluerock Total Income+ Real Estate Fund (2021 – Present).
Romano Tio, 1960	Trustee Since March, 2022	Senior Managing Director, Greystone (real estate lending, investment and advisory company) (2021 – present); Senior Managing Director, Ackman-Ziff Real Estate Capital Advisors (2017 – 2021); Co-Founder and Managing Director, RM Capital Management LLC (2009 – 2017).	2	Bluerock Residential Growth REIT, Inc. (2009 – Present); Bluerock Total Income+ Real Estate Fund (2012 – Present).

INTERESTED TRUSTEES AND OFFICERS

Name, Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held By Trustee During Last 5 Years
Ramin Kamfar, 1963	Trustee Since August, 2021	Chairman, Bluerock Real Estate, LLC (2002 – Present); Chairman, Bluerock Fund Advisor, LLC (2012 – Present), Bluerock Asset Management, LLC (2018-present) and Bluerock Credit Fund Advisor, LLC (2018 – Present).	2	Bluerock Residential Growth REIT (2008 – Present); Bluerock Total Income+ Real Estate Fund (2012 – Present).
Gibran Mahmud, 1975	Trustee Since March, 2022	Chief Executive Officer and Chief Investment Officer, WhiteStar Asset Management, LLC (2013 – Present)	1

Annual Report | September 30, 2022	33

Bluerock High Income Institutional Credit Fund	Supplemental Information
September 30, 2022 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS (CONTINUED)

Name, Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Simon Adamiyatt, 1962	Treasurer Since December, 2021	Executive Director, Bluerock Real Estate, LLC (2018 – Present); Executive Director and Chief Financial Officer of Earthport, Plc (financial technology company) (May 2015 – January 2018).	1	Bluerock Total Income+ Real Estate Fund (2019 - Present).
Jordan Ruddy, 1963	President Since December, 2021	Chief Operating Officer, Bluerock Real Estate, LLC (2002 – Present); President, Bluerock Fund Advisor, LLC (2013 – Present); President, Bluerock Asset Management, LLC (2018-present); President, Bluerock Credit Fund Advisor, LLC (2018-Present).	n/a	n/a
Jason Emala, 1978	Secretary Since December, 2021	General Counsel/Chief Legal Officer of the Advisor and various Bluerock entities (2018 – Present); VP and Asst. General Counsel, Cantor Fitzgerald (2016-2018).	n/a	n/a
Lucas Foss, 1977	Chief Compliance Officer Since March, 2022	Vice President and Deputy Chief Compliance Officer, ALPS (November 2017- present); CCO of X-Square Balanced Fund, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust, ALPS Series Trust, 1WS Credit Income Fund and Bluerock Total Income + Real Estate Fund.	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request, free of charge, by calling toll-free 1-844-819-8287.
**	The Fund Complex currently includes the Trust and the Bluerock Total Income+ Real Estate Fund.

Bluerock High Income Institutional Credit Fund	Privacy Policy
September 30, 2022 (Unaudited)

FACTS	WHAT DOES THE BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	• Social Security number	• Purchase History
	• Assets	• Account Balances
	• Retirement Assets	• Account Transactions
	• Transaction History	• Wire Transfer Instructions
• Checking Account Information

When you are no longer our customer, we may continue to share your personal information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Bluerock High Income Institutional Credit Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions	Call 1-844-819-8287

Annual Report | September 30, 2022	35

Bluerock High Income Institutional Credit Fund	Privacy Policy
September 30, 2022 (Unaudited)

Who We Are
Who is providing this notice?	Bluerock High Income Institutional Credit Fund
What We Do
How does Bluerock High Income Institutional Credit Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Bluerock High Income Institutional Credit Fund collect my personal information?	We collect your personal information, for example, when you
• Open an account
• Provide account information
• Give us your contact information
• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tells us who receives the money
• Show your government-issued ID
• Show your driver's license

We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only

• Sharing for affiliates' everyday business purposes – information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Bluerock High Income Institutional Credit Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
• Bluerock High Income Institutional Credit Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Bluerock High Income Institutional Credit Fund doesn’t jointly market.

Page Intentionally Left Blank

Investment Advisor

Bluerock Credit Fund Advisor,

LLC 1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

BDO USA, LLP

100 Park Avenue

New York, NY 10017

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-819-8287 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the first and third quarters of each fiscal year. The filings are available upon request by calling 844-819-8287. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

(b)       Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)	During the period covered by this report, there were no amendments to the Fund’s Code of Ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Not applicable.

(f)	The Registrant's code of ethics referred to in Item 2(a) above is attached as an Exhibit 13(a)(1), hereto.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The registrant’s board of directors has determined that Romano Tio is an audit committee financial expert. Mr. Tio is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

September 30, 2022 – $180,500

Audit fees represent the aggregate fees billed for the fiscal year ended September 30, 2022 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

September 30, 2022 - $0

The registrant was not billed for any fees for the fiscal year ended September 30, 2022 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c)	Tax Fees

September 30, 2022 - $8,500

Tax fees” shown above were for the preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

September 30, 2022 - $0

The registrant was not billed any fees for products and services not otherwise included in items (a) - (c) shown above for the fiscal year ended September 30, 2022.

(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2022
Audit Related	0%
Tax Fees	0%
Other Fees	0%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

September 30, 2022 - $0

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

See attached Appendix A for the Adviser’s proxy voting policies and Appendix B Sub-Adviser’s proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers

Portfolio Managers

The following are the portfolio managers as of the date of the filing of this report

Gibran Mahmud, Mr. Mahmud serves as Chief Executive Officer and Chief Investment Officer at the Sub-Advisor. Prior to joining the Sub-Advisor, Mr. Mahmud was a Senior Vice President and Head of Mergers, Acquisitions and Business Strategy for a private family office. Previously Mr. Mahmud served as Senior Portfolio Manager and Head of Structured Products at Highland Capital Management, L.P. While at Highland Capital Management, L.P., he served as the Head of the Structured Product Credit Committee and the Senior Structured Products Trader. Mr. Mahmud structured, marketed, negotiated, managed and monitored over 30 collateralized debt obligations (“CDO”) totaling over $28 billion backed by a variety of asset types. Mr. Mahmud managed a team of professionals that was responsible for the day to day management of all CDOs including portfolio management, asset surveillance, cash management, portfolio structuring, monthly trustee reporting, and quarterly waterfall and cashflow calculations. He also marketed related CDO investment strategies globally to pension funds, endowments, hedge funds, insurance companies and money managers. Additionally, Mr. Mahmud managed and invested a portfolio of over $6 billion of structured credit paper that was primarily backed by senior secured bank loan collateral and traded over $10 billion of structured credit paper overall during his time at Highland Capital Management, L.P. Prior to joining Highland Capital Management, L.P., he served as a Senior Analyst at Fleet Capital where he was involved in originating, structuring, modeling and credit analysis for clients primarily in the manufacturing, retail and services industries. Formerly, he was a Senior Auditor at Arthur Andersen LLP. Mr. Mahmud received a Master of Business Administration in Finance and a Bachelor of Business Administration in Accounting from Baylor University. He is a Certified Public Accountant.

Philip Braner, Mr. Braner serves as Chief Operating Officer at the Sub-Advisor and has extensive experience in the structured product and capital markets. Prior to joining the Sub-Advisor, he was a Managing Director in the structured products group with Highland Capital Management, L.P. and was responsible for structuring, marketing and business development of its structured products business and foreign funds effort with a focus on emerging markets, primarily Latin America. During his time at Highland Capital Management, L.P., he was COO of the Structured Products Group, as well as head of the Deal Team within Highland Capital Management, L.P.’s Structured Products Group, and was responsible for the origination of structured finance transactions and separate investment accounts. Mr. Braner has structured over 30 CDOs and separate accounts totaling over $25 billion, including U.S. and Euro cash CLOs, CDO Squareds, middle market CLOs, real estate CDOs and a Brazilian securitization. Previously, Mr. Braner served as a Senior Accountant at KPMG in Dallas, Texas serving clients primarily in the Telecommunications industry. Mr. Braner received both a master’s in accountancy and a BBA from Baylor University. Mr. Braner is a licensed Certified Public Accountant.

Neil Desai, Mr. Desai is a Managing Director at the Sub-Advisor. He is responsible for the Sub-Advisor's CLO investment business and also facilitating in the structuring, syndication and strategic planning of the Trinitas Capital Management, LLC new issue CLO platform. Prior to joining the Sub-Advisor, Mr. Desai was a Managing Director at Highland Capital Management, L.P. where he oversaw credit trading and managed approximately $2 billion of CLO investments across Highland Capital Management, L.P.’s hedge funds, UCITS funds, mutual funds, and separate accounts; and traded over $10 billion of CLO tranche volume during his tenure. Previously, Mr. Desai built and ran the structured credit business for Pfizer Inc.’s Treasury organization and prior to that spent several years in various structuring and trading roles at Credit Suisse and Barclays Capital. Mr. Desai received both a Bachelor's and Master's degree in Computer Science and Electrical Engineering from Massachusetts Institute of Technology.

(a)(2)

Portfolio Managers

As of September 30, 2022, the Portfolio Managers listed above are also responsible for the day-to-day management of the following types of accounts in addition to the Fund:

Gibran Mahmud

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$88,885,000	0	$0
Other Pooled Investment Vehicles	33	$12,788,000,000	29	$12,222,000,000
Other Accounts	2	$444,578,000	0	$0

Philip Braner

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$57,500,000	1	$57,500,000
Other Accounts	2	$444,578,000	0	$0

Neil Desai

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$57,500,000	1	$57,500,000
Other Accounts	2	$444,578,000	0	$0

Because the Portfolio Managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of September 30, 2022, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Gibran Mahmud	$100,001-$500,000
Philip Braner	$10,001-$50,000
Neil Desai	None

Each Portfolio Manager has direct equity ownership interests in the Sub-Advisor and related long-term incentives. Each Portfolio Manager also receives a fixed base salary.

Item 9. Purchases of Equity Securities by Closed-End Funds.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Evaluation of Disclosure Controls and Procedures.

The Registrant’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Registrant files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective due to a material weakness in the Registrant’s internal control over financial reporting described below.

Material Weakness in Internal Control over Financial Reporting

Management identified a material weakness in the design and operation of controls for the proper determination of interest income from CLO equity investments in accordance with U.S. GAAP. Specifically, controls were not effectively designed or maintained to ensure that interest income from CLO equity investments was reported using the effective yield method in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual financial statements will not be prevented or detected on a timely basis.

Notwithstanding the material weakness discussed above, we have concluded that the financial statements included in this annual report fairly present in all material respects our financial condition, results of operations and cash flows for the periods presented in conformity with generally accepted accounting principles.

Remediation of Material Weakness in Internal Control over Financial Reporting

Management has remedied this material weakness by adjusting its controls to ensure the determination of interest income from CLO equity investments is performed utilizing the effective yield method in accordance with ASC 325-40.

(b)	Changes in Internal Controls.

Other than the steps taken to enhance the controls noted above subsequent to September 30, 2022, there were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 13(a)(1) Ex99.Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	None.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bluerock High Income Institutional Credit Fund

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	December 9, 2022

By:	/s/ Simon Adamiyatt
Simon Adamiyatt
Treasurer

Date:	December 9, 2022